UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number 811- 22965

Value Line Funds Investment Trust

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: September 30, 2016

Date of reporting period: September 30, 2016

Item I  Reports to Stockholders

A copy of the Annual Report to Stockholders for the period ended 9/30/16 is included with this Form.

Annual Report
September 30, 2016

Value Line Defensive Strategies Fund
(A series of the Value Line Funds Investment Trust)
Investor Class (VLDSX)
Institutional Class (VLDIX)

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).
#00185355

President’s Letter (unaudited)

Dear Shareholders:
We are pleased to present you with this first annual report for the Value Line Defensive Strategies Fund (the “Fund”), a series of Value Line Fund Investment Trust (the “Trust") for the 12-month period ended September 30, 2016.
We are most excited to have acquired the Alpha Defensive Alternatives Fund effective June 10, 2016 and renamed it the Value Line Defensive Strategies Fund. Not only are we pleased to welcome the shareholders of the Alpha Defensive Alternatives Fund to the Value Line Family of Funds, but as we face higher levels of volatility in the current market environment, we believe it is prudent for investors to include a defensive component in their portfolio allocations. Often, long-term investment success and wealth building are more dependent upon capital preservation during periods of volatility rather than solely seeking higher levels of capital appreciation.
The Fund, which is a fund of funds with a flexible mandate to hold multiple asset classes with varying levels of correlation to the overall market, continues to be managed by Bradley H. Alford, Founder and Chief Investment Officer of Alpha Capital Management, the Funds “Adviser”. Brad is a Chartered Financial Analyst with more than 25 years of investment management experience with particular emphasis on alternative investments and asset allocation. He was selected by Institutional Investor as a “2012 Rising Star of Mutual Funds.”
Throughout the Fund’s five-year history, the strategy’s investment approach has provided investors with the opportunity to manage risk during periods of negative market performance. As of September 30, 2016, Morningstar1 gave the Fund an overall Risk rating of Low.i
On the following pages, the Fund’s portfolio manager, Brad Alford, discusses the Fund’s management during the annual period ended September 30, 2016. The discussion highlights key factors influencing recent performance of the Fund. You will also find a schedule of investments and financial statements for the Fund.
Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the economy during the 12 months ended September 30, 2016, especially given the newsworthy events of the period.
Economic Review
The capital markets experienced a relatively volatile 12 months amidst a backdrop of disappointing economic growth at home and globally, but generated positive returns during the annual period. U.S. real Gross Domestic Product (GDP) for the fourth quarter of 2015 was 0.9% and for the first quarter of 2016 was 0.8%, with such weak economic growth due primarily to a sharp decline in industrial output and lackluster consumer spending even as oil prices fell providing significant savings at the gas pump. U.S. GDP then rose 1.4% during the second quarter of 2016. Substantial improvements in consumer spending were responsible for most of the increase due in large part to continued tightening in the labor market. However, this robust pace of consumer spending did not extend to home sales over the summer months. Existing home sales eased despite mortgage rates near record lows. Higher home prices and limited inventory kept some potential buyers on the sidelines. The advance estimate for third quarter of 2016 GDP by the Bureau of Economic Analysis is 2.9%. The acceleration in real GDP growth in the third quarter reflected an upturn in private inventory investment, an acceleration in exports, a smaller decrease in state and local government spending, and an upturn in federal government spending. These were partly offset by a smaller increase in personal consumption expenditures and a larger increase in imports. It is also worth noting that a widely followed report by the Institute of Supply Management showed manufacturing activity strengthened somewhat, and the U.S. economy grew for the 88th consecutive month.
Throughout the annual period, investors kept a keen focus on the Federal Reserve (the Fed). During the first months of the annual period, there were expectations the Fed would begin its long anticipated increase in short-term interest rates. However, after a single interest rate increase made at the end of December 2015, mixed economic data, both domestically and globally, provided support for the Fed’s persistently dovish stance. The Fed maintained its focus in the first quarter of 2016 on key market data while putting increasing emphasis on global economic growth and central bank initiatives. While a mid-2016 interest rate increase had been seen as likely given a decline in the U.S. unemployment rate to 4.9% and rather robust job creation in the early months of 2016, the Fed re-confirmed its dovish stance after a disappointing jobs report in May 2016 and after global uncertainty heightened following the U.K.’s passage of a referendum to leave the European Union, popularly known as Brexit. Additionally, U.S. inflation continued to fall short of the Fed’s target, and wage growth remained modest. While there was some retracement in energy prices beginning in late March 2016, it was not enough to push inflation to the Fed’s 2% threshold. Indeed, the headline Consumer Price Index (CPI) rose 1.5% year over year before seasonal adjustment as of September 2016, its largest 12-month increase since October 2014. Keeping headline inflation suppressed were the energy portion of the CPI, which was down 2.9%, and the food portion of the CPI, which declined 0.3%, each for the 12 months ended September 30, 2016. However, core CPI, which excludes food and energy, ran at a more stable 2.2% for the 12 months ended September 30, 2016, driven mainly by price increases in medical care, housing and transportation. Still, recent economic data underscore robust employment patterns, leading to wider investor expectations for a single rate increase before the end of the calendar year.
All that said, the U.S. economy continued to be the world’s largest and seemingly most robust. While U.S. interest rates remained low, several countries, including Germany, France and Japan, faced a challenging environment of negative interest rates. This disparity in rates fostered a strong appetite for U.S. sovereign bonds with their relatively more attractive yields. The

3

President’s Letter (unaudited) (continued)

specter of Brexit, followed by its unexpected passage, provided added luster to the U.S. Treasury market. The U.S. fixed income market as a whole, represented by the Bloomberg Barclays U.S. Aggregate Bond Index2, return 5.19% for the annual period ended September 30, 2016. The U.S. equity market, represented by the S&P 500® Index3, enjoyed even stronger gains, returning 15.43% for the same time period.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 60 years — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling 800.243.2729.

*
Data, rankings and ratings are based on the Investor Share Class of the Fund.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

i
For Value Line Defensive Strategies Fund: Morningstar Risk: Low for the 3-year (252 funds) and overall (252 funds) periods ended September 30, 2016; Below Average for the 5-year (157 funds) period ended September 30, 2016. All in the Multialternative category.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

The S&P 500® Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

VALUE LINE DEFENSIVE STRATEGIES FUND

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s investment objective is to achieve capital preservation while producing positive returns with low volatility regardless of broad equity and debt market directions.
The Adviser seeks to achieve the Fund’s investment objective by investing the Fund’s assets in multiple exchange-traded funds (“ETFs”) and open-end mutual funds (collectively, the “underlying funds”) that pursue a number of traditional and non-traditional or “alternative” investment strategies. As such, the Fund is a “fund of funds.” The underlying funds also have the ability to pursue their own sector exposures and may invest in a broad range of securities, commodities and other financial instruments. The Fund’s multiple strategies and sectors approach seeks to provide greater overall returns with similar volatility when compared to the Fund’s benchmark, HFRX Global Hedge Fund Index (“HFRX”)1.
Portfolio Manager Discussion of Fund Performance
Below, Value Line Defensive Strategies Fund portfolio manager Bradley H. Alford, CFA, Chief Investment Officer of Alpha Capital Management, discusses the Fund’s performance and positioning for the 12 months ended September 30, 2016.
How did the Fund perform during the annual period?
The Fund (Institutional Class) generated a total return of  -1.92% during the 12 months ended September 30, 2016. The Fund lagged the 0.72% return of the Fund’s benchmark, the HFRX, during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund underperformed the HFRX Index primarily because of its comparatively lower allocation to long/short equity funds relative to the hedge fund universe. Also, the Fund’s lack of duration exposure in fixed income hurt. Equities, despite their stumble early in 2016, posted stronger gains than the fixed income market during the 12-month reporting period. Meanwhile, interest rates were a key driver of fixed income returns, and the Fund had little market exposure to interest rates given its lack of traditional bond holdings.
Did qualitative allocation decisions help or hurt the Fund’s performance during the reporting period?
Qualitative allocation decisions hurt the Fund’s performance relative to the HFRX Index. Our decision to allocate to bear market equity strategies was a significant detractor. This defensive positioning benefited the Fund in December 2015 and from January to mid-February 2016 when the equity market declined. However, we chose to maintain this defensive stance, as the bull market has extended for some time, and we believed the equity market was overdue for a correction. Also, in our view, valuations were looking stretched in the U.S. equity market. Instead, what materialized was a continued rise in the equity market from mid-February through September 2016. We reduced the Fund’s weighting to this hedging position, but it was nonetheless the primary driver of the Fund’s negative returns. To a lesser degree, the Fund’s allocation to managed futures detracted from relative results as well.
Partially offsetting these detractors were allocations to infrastructure equity and income-oriented assets, which contributed positively.
Which underlying funds detracted significantly from the Fund’s performance during the annual period?
The underlying funds that detracted most from the Fund’s performance during the annual period were positions in Grizzly Short Fund, a bear market strategy, and Prudential QMA Long-Short Equity Fund, a long/short equity strategy. We terminated the Fund’s position in Prudential QMA Long-Short Equity Fund in August 2016. The Fund’s positions in managed futures funds also generally underperformed the broad systematic macro hedge fund universe during the annual period. These included Abbey Capital Futures Strategy Fund, PIMCO Trends Managed Futures Strategy Fund and AQR Managed Futures Strategy Fund. We terminated the Fund’s position in AQR Managed Futures Strategy Fund at the end of May 2016.

1
The HFRX Global Hedge Fund Index is an index designed to reflect the overall composition of the hedge fund universe and is comprised of all eligible hedge fund strategies; including but not limited to distressed securities, convertible arbitrage, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relatibe value arbitrage. The Barclays Capital U.S. Aggregate Bond Index is a broad-based index that measures the investment grade, U.S. dollar-denominated taxable fixed income market and includes Treasury, agency, corporate, mortgage-backed, asset-backed and commercial mortgage-backed securities. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

VALUE LINE DEFENSIVE STRATEGIES FUND

Which underlying funds contributed most to the Fund’s relative results?
The underlying funds that made the most positive contribution to the Fund’s return during the annual period were positions in Boston Partners Long/Short Equity Fund, a long/short equity strategy that we added in June 2016, and Westwood Income Opportunity Fund, an infrastructure equity and income-oriented assets strategy.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not directly invest in derivatives. However, some of the underlying funds used derivatives during the reporting period to apply their active investment views with greater versatility and to potentially afford greater risk management precision.
Were there any notable changes in the Fund’s weightings during the 12-month period?
Overall, during the annual period, we increased the Fund’s weightings to infrastructure and long/short equity strategies and decreased its exposure to high yield, nontraditional bond and bear market equity strategies. More specifically, during the annual period, we added a long/short equity underlying fund and a fixed income-oriented macro-focused underlying fund to the Fund as we sought to increase exposure to these markets. We chose what we consider to be defensive funds that fit within the Fund’s criteria, but which still added exposure to those asset classes in which the Fund had often been underweight.
We also made some adjustments to the Fund’s managed futures exposure. We terminated PIMCO Trends Managed Futures Strategy Fund, which was a single-strategy underlying fund, in favor of what we viewed as the high quality fund-of-funds Abbey Capital Futures Strategy Fund. In our opinion, Abbey Capital Futures Strategy Fund has the ability to perform well in a variety of markets given the diversity of its underlying managers, and we also believe it is a particularly well managed futures fund. While investments in these managed futures underlying funds did not perform well during the annual period, this asset class, in our view, offers attractively low correlations to traditional asset classes. For example, managed futures was one of the few strategies that performed well during the financial crisis of 2008. We remained committed at the end of the annual period to the asset class.
We added a machine-learning managed underlying fund called Catalyst/Millburn Hedge Strategy Fund to replace the Fund’s investment in AQR Managed Futures Strategy Fund. We continued to believe AQR is a quality manager, but it has significant assets under management in the managed futures strategy, and thus its performance has struggled. We believe Catalyst/Millburn Hedge Strategy Fund is a good complement to Abbey Capital Futures Strategy Fund.
How was the Fund positioned relative to its benchmark index at the end of September 2016?
While the Fund uses the HFRX as a benchmark, the Fund is not created relative to its benchmark weights. Indeed, given the Fund’s focus on more defensively-oriented strategies, the Fund will be allocated differently from the broad hedge fund universe that the HFRX tracks. For example, the Fund does not have an allocation to event-driven strategies, and while it is similarly positioned to equity hedge strategies, the composition of the Fund’s equity underlying funds is different than that of the broader hedge fund equity universe. As of September 30, 2016, the Fund had 32% of its assets allocated to equity hedge strategies; 30% to macro strategies; 25% to relative value strategies; and 13% to multi-asset class strategies. This compares to the HFRX, which had 29% of its assets allocated to equity hedge strategies; 18% to macro strategies; 27% to relative value strategies; and 26% to event-driven strategies.
What is your tactical view and strategy for the months ahead?
In our view, the factors most likely to affect markets in the coming months are the November 2016 U.S. elections (which might provide some short-term shocks but should not impact the markets over the intermediate term), the Federal Reserve’s December 2016 decision on interest rates and persistent headlines as the British exit from the European Union. We believe the Fund was well positioned at the end of the annual period for some election-related volatility given its defensive stance, and the Fund had low exposure to duration in light of the increasing possibility of the Fed raising interest rates. Further, while we reduced the Fund’s bear market exposure as the bull market has persisted, the Fund does still have a bear market position as well as a position in managed futures, two strategies we expect to perform well should a correction materialize. If indeed the bull market comes to a close, we intend to adjust the Fund’s positioning accordingly.

Value Line Defensive Strategies Fund
Portfolio Highlights at September 30, 2016 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Boston Partners Long/Short Equity Fund	84,471	$1,692,791	12.9%
AQR Multi Strategy Alternative Fund	167,577	1,605,391	12.2%
Western Asset Macro Opportunities Fund	146,605	1,590,660	12.1%
Catalyst/Millburn Hedge Strategy Fund	51,151	1,510,491	11.5%
Deutsche Global Infrastructure Fund	96,432	1,390,547	10.6%
Westwood Income Opportunity Fund	80,129	1,181,109	9.0%
Osterweis Strategic Income Fund	98,931	1,104,070	8.4%
DoubleLine Total Return Bond Fund	92,913	1,014,610	7.8%
Grizzly Short Fund	135,009	833,006	6.3%
Abbey Capital Futures Strategy Fund	70,370	816,994	6.2%
Total			97.0%
Asset Allocation – Percentage of Net Assets

Value Line Defensive Strategies Fund
Portfolio Highlights at September 30, 2016 (unaudited)

The following graph compares the performance of the Value Line Defensive Strategies Fund to that of the HFRX Global Hedge Fund Index and Barclays Capital U.S. Aggregate Bond Index (the “Index”). The Value Line Defensive Strategies Fund is a professionally managed mutual fund, while the Indexes are not available for investment and are unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Defensive Strategies Fund and the HFRX Global Hedge Fund Index and the Barclays Capital U.S. Aggregate Bond Index*

Performance Data: **
Average Annual Total Return
Investor Class
Since inception 6/13/16	0.22%
Institutional Class
1 year ended 9/30/16	-1.92%
3 year ended 9/30/16	-2.59%
Since inception 1/30/11	2.00%

*
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Defensive Strategies Fund
Schedule of Investments	September 30, 2016

Shares		Value
OPEN-END MUTUAL FUNDS (97.0%)
	ALTERNATIVE — 55.0%
70,370	Abbey Capital Futures Strategy Fund	$816,994
167,577	AQR Multi Strategy Alternative Fund	1,605,391
84,471	Boston Partners Long/Short Equity Fund	1,692,791
51,151	Catalyst/Millburn Hedge Strategy Fund *	1,510,491
146,605	Western Asset Macro Opportunities Fund	1,590,660
		7,216,327
	EQUITY — 16.9%
96,432	Deutsche Global Infrastructure Fund	1,390,547
135,009	Grizzly Short Fund *	833,006
		2,223,553
	FIXED INCOME — 16.1%
92,913	DoubleLine Total Return Bond Fund	1,014,610
98,931	Osterweis Strategic Income Fund	1,104,070
		2,118,680
Shares		Value
OPEN-END MUTUAL FUNDS (97.0%) (continued)
	MIXED ALLOCATION — 9.0%
80,129	Westwood Income Opportunity Fund	$1,181,109
	TOTAL OPEN-END MUTUAL FUNDS (Cost $12,476,642) (97.0%)	12,739,669
SHORT-TERM INVESTMENT (2.7%)
	MONEY MARKET FUND (2.7%)
357,468	State Street Institutional Liquid Reserves Fund	357,468
	TOTAL SHORT-TERM INVESTMENTS (Cost $357,468) (2.7%)	357,468
	TOTAL INVESTMENT SECURITIES (99.7%) (Cost $12,834,110)	$13,097,137
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (0.3%)		40,215
NET ASSETS (100%)		$13,137,352
*
Non-income producing.

The following table summarizes the inputs used to value the Fund’s investments in securities as of September 30, 2016 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Open-End Mutual Funds**	$12,739,669	$—	$—	$12,739,669
Short-Term Investment	357,468	—	—	357,468
Total Investments in Securities	$13,097,137	$—	$—	$13,097,137
**
See Schedule of Investments for further classification.

See Notes to Financial Statements.

Statement of Assets and Liabilities
at September 30, 2016

Assets:
Investment securities, at value (Cost – $12,834,110)	$13,097,137
Receivable for capital shares sold	62,000
Receivable from Adviser	20,902
Interest and dividends receivable	9,318
Total Assets	13,189,357
Liabilities:
Accrued expenses:
Custody and accounting fee payable	12,893
Management fee	8,450
Administration fee payable	11,885
Audit fee payable	10,094
Printing fee payable	5,108
Other	3,575
Total Liabilities	52,005
Net Assets	$13,137,352
Net assets consist of:
Capital stock, at $0.001 par value (authorized unlimited shares)	$1,433
Additional paid-in capital	15,769,912
Undistributed net investment income	43,480
Accumulated net realized loss on investments	(2,940,500)
Net unrealized appreciation of investments	263,027
Net Assets	$13,137,352
Net Asset Value Per Share
Investor Class(1)
Net Assets	$442,102
Shares Outstanding	48,244
Net Asset Value, Offering and Redemption Price per Outstanding Share	$9.16
Institutional Class
Net Assets	$12,695,250
Shares Outstanding	1,384,422
Net Asset Value, Offering and Redemption Price per Outstanding Share	$9.17
(1)
Commenced operations on June 13, 2016.

See Notes to Financial Statements.

Statement of Operations
for the Year Ended September 30, 2016

Investment Income:
Dividends	$315,706
Interest	362
Total Income	316,068
Expenses:
Advisory fee	107,395
Management fee	8,450
Service and distribution plan fees	225
Sub-transfer agent fees	13,865
Custody and accounting fees	22,560
Auditing and legal fees	16,894
Professional fees	10,456
Printing and postage	8,724
Transfer agent fees	11,258
Trustees’ fees and expenses	7,936
Registration and filing fees	22,078
Insurance	3,283
Administration fees	49,228
Other	7,951
Total Expenses Before Fees Waived and Expense Reimbursed (See Note 4)	290,303
Less: Advisory, Management and Distributor fees Waived and Expenses Reimbursed	(68,698)
Less: Sub-transfer Agent Fees Waived	(1,039)
Net Expenses	220,566
Net Investment Income	95,502
Net Realized and Unrealized Gain/(Loss) on Investments:
Net Realized Gain/(Loss) From:
Investments	(730,494)
Capital gain distributions from underlying funds	3,100
(727,394)
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	178,361
Net Realized Loss and Change in Net Unrealized Appreciation/(Depreciation) on Investments	(549,033)
Net Decrease in Net Assets from Operations	$(453,531)
See Notes to Financial Statements.

Statement of Changes in Net Assets

	Year Ended
	September 30, 2016	September 30, 2015(1)
Operations:
Net investment income	$95,502	$813,487
Net realized loss on investments	(730,494)	(1,520,835)
Capital gain distributions from underlying funds	3,100	357,031
Change in net unrealized appreciation/(depreciation) on investments	178,361	(1,281,488)
Net decrease in net assets from operations	(453,531)	(1,631,805)
Distributions to Shareholders from:
Net investment income
Institutional Class	(298,085)	(916,371)
Share Transactions:
Proceeds from sale of shares
Investor Class(2)	444,969	—
Institutional Class	3,118,350	4,121,672
Proceeds from reinvestment of dividends to shareholders
Institutional Class	298,085	787,942
Cost of shares redeemed
Investor Class(2)	(2,489)	—
Institutional Class	(10,725,800)	(19,184,944)
Net decrease in net assets from fund share transactions	(6,866,885)	(14,275,330)
Total decrease in net assets	(7,618,501)	(16,823,506)
Net Assets:
Beginning of year	20,755,853	37,579,359
End of year	$13,137,352	$20,755,853
Undistributed net investment income included in net assets, at end of year	$43,480	$246,063
Capital Share Transactions:
Shares sold
Investor Class(2)	48,516	—
Institutional Class	335,667	417,566
Shares issued to shareholders in reinvestment of dividends
Institutional Class	32,436	79,913
Shares redeemed
Investor Class(2)	(272)	—
Institutional Class	(1,167,627)	(1,970,051)
Net decrease	(751,280)	(1,472,572)
(1)
This year was audited by a predecessor audit firm, whose opinion was unqualified.

(2)
Commenced operations on June 13, 2016.

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
Value Line Defensive Strategies Fund Investor Class
June 13, 2016(1) to September 30, 2016
Net asset value, beginning of year	$9.14
Income/(loss) from investment operations:
Net investment income(2)(3)	0.02
Net loss on securities (both realized and unrealized)	(0.00)(4)
Total from investment operations	0.02
Net asset value, end of year	$9.16
Total return	0.22%(5)
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$442
Ratio of gross expenses to average net assets(6)(7)	5.82%(8)
Ratio of net expenses to average net assets(6)(9)	1.45%(8)
Ratio of net investment income to average net assets(3)	0.58%(8)
Portfolio turnover rate	268%(5)
(1)
Commencement of operations.

(2)
Based on average shares outstanding.

(3)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(4)
Amount is less than $0.01 per share.

(5)
Not annualized.

(6)
Does not include expenses of the investment companies in which the Fund invests.

(7)
Ratio reflects expenses grossed up for the reimbursement by the Adviser, Manager and Distributor of certain expenses incurred by the Fund.

(8)
Annualized.

(9)
Ratio reflects expenses net of the reimbursement by the Adviser, Manager and Distributor of certain expenses incurred by the Fund.

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Defensive Strategies Fund Institutional Class Years Ended September 30,
	2016	2015(6)	2014(6)	2013(6)	2012(6)
Net asset value, beginning of year	$9.50	$10.28	$9.95	$10.22	$9.88
Income/(loss) from investment operations:
Net investment income(1)(2)	0.05	0.25	0.09	0.12	0.26
Net gains/(losses) on securities (both realized and unrealized)	(0.23)	(0.76)	0.37	(0.23)	0.43
Total from investment operations	(0.18)	(0.51)	0.46	(0.11)	0.69
Less distributions:
Dividends from net investment income	(0.15)	(0.27)	(0.13)	(0.16)	(0.35)
Total distributions	(0.15)	(0.27)	(0.13)	(0.16)	(0.35)
Net asset value, end of year	$9.17	$9.50	$10.28	$9.95	$10.22
Total return	(1.92)%	(5.10)%	4.65%	(1.07)%	7.13%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$12,695	$20,756	$37,579	$28,130	$15,950
Ratio of gross expenses to average net assets(3)	1.61%(4)	1.21%(4)	1.18%(4)	1.33%(4)	2.24%(4)
Ratio of net expenses to average net assets(3)	1.24%(5)	1.25%(5)	1.25%(5)	1.25%(5)	1.25%(5)
Ratio of net investment income to average net assets(2)	0.54%	2.57%	0.93%	1.19%	2.64%
Portfolio turnover rate	268%	124%	103%	152%	128%
(1)
Based on average shares outstanding.

(2)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(3)
Does not include expenses of the investment companies in which the Fund invests.

(4)
Ratio reflects expenses grossed up for the reimbursements/waivers and recoupments by the Adviser, Manager and Distributor of certain expenses.

(5)
Ratio reflects expenses net of the reimbursements/waivers by the Adviser, Manager and Distributor of certain expenses incurred by the Fund.

(6)
These years were audited by a predecessor audit firm, whose opinions were unqualified.

See Notes to Financial Statements.

Notes to Financial Statements	September 30, 2016

1.   Significant Accounting Policies
The Value Line Defensive Strategies Fund (“the Fund”), a series of the Value Line Funds Investment Trust (the “Trust”), is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund currently offers two classes of shares: Investor Class shares and Institutional Class shares. The Fund’s manager is EULAV Asset Management (the “Manager”) and the Fund’s adviser is Alpha Funds Capital Management, LLC (the “Adviser”). The Fund’s investment objective is to achieve capital preservation while producing positive returns with low volatility regardless of broad equity and debt market directions. The Fund seeks to achieve the Fund’s investment objective by investing the Fund’s assets in multiple exchange-traded funds (“ETFs”) and open-end mutual funds (collectively, the “underlying funds”) that pursue a number of traditional and non-traditional or “alternative” investment strategies. As such, the Fund is a “fund of funds.” The underlying funds also have the ability to pursue their own sector exposures and may invest in a broad range of securities, commodities and other financial instruments. The Value Line Funds (the “Value Line Funds”) is a family of 12 mutual funds that includes a wide range of solutions designed to meet virtually any investment goal and consists of a variety of equity, fixed income, and hybrid funds.
The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
(A) Security Valuation:    Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the Net Asset Value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
(B) Fair Value Measurements:    The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At September 30, 2016, all of the Fund’s investments were valued based on Level 1 inputs, as detailed in the Schedule of Investments.
It is the Fund’s policy to record transfers into or out of Level 1, Level 2, and Level 3 at the end of the reporting period. There were no transfers into or out of any level during the current period presented. Additionally, the Fund did not hold any Level 3 securities during the period.

Notes to Financial Statements (continued)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
(C) Federal Income Taxes:   It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of September 30, 2016, and for all open tax years, management has analyzed the Fund’s tax position taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. Value Line Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Dividends and Distributions:   It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Trustees (“Board”).
(E) Securities Transactions and Income:   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the specific identification. Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income and capital gain distribution from underlying funds and distributions to shareholders are recorded on the ex-dividend date.
(F) Class Allocations:   Income, expenses, and realized and unrealized gains or losses on investments are generally allocated to each class of shares based on its relative net assets, except when each class separately bears expenses related specifically to that class, such as certain shareholder servicing fees.
	Investor Class	Institutional Class	Total
Value Line Defensive Strategies Fund, Inc.
Registration and filing fees	$37	$22,041	$22,078
Transfer agent fees	2,733	8,525	11,258
Sub-transfer agent fees	99	13,766	13,865
Other	370	7,581	7,951
(G) Representations and Indemnifications:   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(H) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.

September 30, 2016

2.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments, were as follows:
Year Ended September 30, 2016
PURCHASES:
Investment Securities	$46,951,569
SALES:
Investment Securities	$54,172,941
3.   Income Taxes
At September 30, 2016, information on the tax components of capital is as follows:
Cost of investments for tax purposes	$13,162,165
Gross tax unrealized appreciation	$250,655
Gross tax unrealized depreciation	(315,683)
Net tax unrealized depreciation on investments	$(65,028)
Undistributed ordinary income	$43,480
Undistributed long-term gain	$—
Capital loss carryforward, no expiration date	$2,612,445
The differences between book basis and tax basis unrealized appreciation/depreciation on investments were primarily attributed to wash sales.
To the extent that current or future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to shareholders.
The tax composition of distributions to shareholders for the years ended September 30, 2016 and September 30, 2015 were as follows:
	2016	2015
Ordinary income	$298,085	$916,371
4.   Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates
An advisory fee of  $107,395, and $8,450 was paid or payable to the Adviser and the Manager, respectively, for the year ended September 30, 2016. Effective June 10, 2016 the Adviser and Manager are paid at an annual rate of 0.45% and 0.20%, respectively, of the Fund’s average daily net assets. Prior to June 10, 2016, the Adviser was paid at an annual rate of 0.65% of the Fund’s average daily net assets. The Adviser provides research, investment programs, and supervision of the investment portfolio. The Manager pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Manager also provides persons, satisfactory to the Fund’s Board, to act as officers and employees of the Fund and pays their salaries.
Effective June 10, 2016, the Fund established a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Institutional Class shares do not pay Rule 12b-1 distribution and service fees, and are not subject to the Plan. For the year ended September 30, 2016, fees amounting to $225, before fee waivers, were accrued under the Plan.

Notes to Financial Statements (continued)

Effective June 10, 2016 the Adviser, the Manager and the Distributor, have agreed to waive a portion of their advisory, management and Rule 12b-1 fees and the Manager has further agreed to reimburse certain expenses of the Fund to the extent necessary to limit the Fund’s total annual operating expenses (other than those attributable to Acquired Fund Fees and Expenses, interest, taxes, brokerage commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.45% and 1.20% of the Fund’s average daily net assets attributable to Investor Class shares and Institutional Class shares, respectively (the “Expense Limitation”). The Adviser, the Manager and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that such class’ expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before June 30, 2017 only with the agreement of the Board of Trustees of the Trust. Prior to June 10, 2016, the Adviser had contractually agreed to reduce fees payable to it by the Fund and to pay fund operating expenses to the extent necessary to limit the aggregate annual operating of the Fund to 1.25% of average daily net assets. For the year ended September 30, 2016, the Adviser, Manager and Distributor waived/reimbursed fees in the amounts of $51,014, $17,606 and $78, respectively.
As of September 30, 2016, the Adviser, Manager and Distributor may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Expiration	Fees Waived and Reimbursed by the Adviser	Fees Waived and Reimbursed by the Manager	Fees Waived and Reimbursed by the Distributor
September 30, 2019	$12,137	$17,606	$78
During the year ended September 30, 2016, the Fund did not make any repayments to the Adviser, Manager or Distributor for previously waived and reimbursed fees.
Effective June 10, 2016, the Fund established a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares in omnibus accounts maintained by the financial intermediaries with the Fund. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of (i) the aggregate amount of additional transfer agency fees and expenses that the Fund would otherwise pay to the transfer agent if each subaccount in the omnibus account maintained by the financial intermediary with the Fund were a direct account with the Fund and (ii) the amount by which the fees charged by the financial intermediary for including the Fund on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Fund’s Plan with respect to the Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub-transfer agency fees payable by the Fund to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of the Fund’s average daily net assets. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the year ended September 30, 2016, the Distributor waived $1,039 in sub-TA fees.
Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.
5.   Plan of Reorganization
On June 10, 2016, pursuant to an agreement and Plan of Reorganization (the “Agreement”), dated May 10, 2016 by and between the Trust on behalf of its series, Value Line Defensive Strategies Fund (the “Surviving Fund”), and Advisors Series Trust (“AST”) on behalf of its series, Alpha Defensive Alternatives Fund (the “Acquired Fund”), the Surviving Fund acquired all of the assets and assumed the liabilities of the Acquired Fund in a tax-free exchange. The Boards of Trustees of the Trust and AST and the shareholders of AST approved the reorganization. The Manager agreed to pay the costs associated with creating and registering the Surviving Fund and the costs of the Trust and the Surviving Fund in connection with obtaining the requisite vote of the shareholders of the Acquired Fund. Information for the Acquired Fund shares prior to the Reorganization is included with the Institutional Class shares throughout this report. On June 13, 2016, Value Line Defensive Strategies Fund also launched Investor Class shares.

September 30, 2016

As a result of the Reorganization, the Surviving Fund is the accounting successor of the Acquired Fund. The following tables set forth the number of shares issued by the Surviving Funds, the net assets and unrealized appreciation or depreciation of the Acquired Fund immediately prior to the Reorganization, and the net assets of the Surviving Fund immediately prior to and after the Reorganization:
Date of Reorganization	Surviving Fund	Shares Issued In Acquisition	Net Assets Before Reorganization	Net Assets After Reorganization
6-10-16	Value Line Defensive Strategies Fund	2,025,680	$—	$18,655,396
Date of Reorganization	Acquired Fund	Shares Outstanding	Acquired Fund Net Assets	Acquired Fund Unrealized Appreciation/ Depreciation
6-10-16	Alpha Defensive Alternatives Fund	2,025,680	$18,655,396	$447,105
Assuming the acquisition had been completed on October 1, 2015, the beginning of the annual reporting period of Alpha Defensive Alternatives Fund, there would have been no difference in the results of operations since the acquiring fund was established to receive all assets and liabilities of the predecessor, Value Line Defensive Strategies Fund did not have any operations or investment activities prior to the acquisition.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Value Line Defensive Strategies Fund
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Defensive Strategies Fund (a fund of Value Line Funds Investment Trust, formerly Alpha Defensive Alternatives Fund, a series of Advisors Series Trust, and hereafter referred to as the “Fund”) at September 30, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and transfer agents provide a reasonable basis for our opinion. The accompanying financial statements and financial highlights of the Fund for periods ended on or before September 30, 2015 were audited by other auditors whose report dated November 30, 2015 expressed an unqualified opinion on those statements.
PricewaterhouseCoopers LLP
New York, New York
November 22, 2016

Fund Expenses (unaudited)

Example
As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period (April 1, 2016 through September 30, 2016).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning account value 03/31/16	Ending account value 09/30/16	Expenses paid during the period 03/31/16 thru 09/30/16*	Annualized Expense Ratio
Actual
Investor Class	$1,000.00	$1,002.20	$4.36	1.45%
Institutional Class	1,000.00	990.30	6.07	1.22%
Hypothetical (5% return before expenses)
Investor Class	$1,000.00	$1,010.67	$4.38	1.45%
Institutional Class	1,000.00	1,018.90	6.16	1.22%
*
Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 to the Fund’s most recent fiscal one-half year. These expense ratios may differ from the expense ratios shown in the Financial Highlights. The Investor Class commenced operations on June 13, 2016. The Investor Class expense ratio is multiplied by the average account value over the period, multiplied by 110/366 (to reflect the days since inception).

Annual Report (unaudited)

FACTORS CONSIDERED BY THE BOARD IN APPROVING THE INVESTMENT ADVISORY AGREEMENT AND MANAGEMENT AGREEMENT FOR VALUE LINE DEFENSIVE STRATEGIES FUND, A SERIES OF THE VALUE LINE FUNDS INVESTMENT TRUST
The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees, including a majority of Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”), of the Value Line Funds Investment Trust (the “Trust”) to approve with respect to the Value Line Defensive Strategies Fund (the “Fund”), a series of the Trust, the Fund’s investment advisory agreement (the “Advisory Agreement”) with Alpha Capital Funds Management, LLC (the “Adviser”) and the Fund’s management agreement (the “Management Agreement”) with EULAV Asset Management (the “Manager”) for an initial term of not more than two years (and annually thereafter). The Advisory Agreement and Management Agreement are referred to herein as the “Agreements”.
In considering whether each Agreement was in the best interests of the Fund and its shareholders, the Board requested, and the Adviser and the Manager provided, such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreements. At meetings throughout the preceding year, including the meeting specifically focused upon the approval of the Agreements, the Independent Trustees met in executive sessions separately from the non-Independent Trustee of the Fund and any officers of the Adviser and Manager. In selecting the Adviser and Manager and approving the Agreements, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees.
Both in the meeting specifically focused upon the approval of the Agreements and at other meetings, the Board, including the Independent Trustees, received materials relating to the Adviser’s and the Manager’s investment and management services under the Agreements. These materials included information regarding: (i) the services and support to be provided to the Fund and its shareholders by the Adviser and the Manager; (ii) the investment process, investment restrictions, and valuation procedures for the Fund; (iii) compliance reports and background concerning the Adviser and the Manager; (iv) proposed disclosure information to be contained in the registration statement of the Trust; (v) information on relevant developments in the mutual fund industry and the general investment outlook in the markets in which the Fund intends to invest; (vi) financial information about the Adviser and the Manager; (vii) a description of the personnel at the Adviser and the Manager to be involved with the Fund, their background, professional skills and accomplishments; (viii) comparative expense information for the Fund’s category of comparable funds (the “Category”) (as objectively classified, selected and prepared by Morningstar, Inc., an independent evaluation service (“Morningstar”)), and the Fund’s more narrow peer group of comparable funds (the “Peer Group”) (again, as objectively classified, selected and prepared by Morningstar); (ix) the proposed arrangements with respect to the distribution of the Fund’s shares; (x) the proposed allocation and cost of the Fund’s brokerage (none of which is expected to be effected through any affiliate of the Manager, including EULAV Securities LLC (the “Distributor”)); and (xi) the overall nature, quality and extent of services to be provided by the Adviser and the Manager.
As part of their review, the Board requested, and each of the Adviser and Manager provided, additional information in order to evaluate the quality of the Adviser’s and the Manager’s expected services and the reasonableness of their fees under the Agreements. In a separate executive session, the Independent Trustees reviewed information, which included data comparing: (i) the Fund’s overall combined advisory fee and management fee, administrator fee, Rule 12b-1 fee, transfer agent and custodian fees, and other non-management expenses, to those incurred by the Fund’s Peer Group and Category; and (ii) the Fund’s anticipated expense ratio to those of its Peer Group and Category.
In classifying the Fund within the Category, Morningstar considered the characteristics of the Fund’s anticipated portfolio holdings relative to the market and other factors that distinguish a particular investment strategy under Morningstar’s methodology with the objective to permit meaningful comparisons. Morningstar classified the Fund within its Multialternative category.
In preparing the Peer Group for the Fund, Morningstar considered the Fund’s anticipated portfolio holdings in light of the same factors used in classifying the Fund within the Category, as well as additional factors including similarity of expense structure (e.g., same share class characteristics) and net asset size. Morningstar prepared the Peer Group for the Fund consisting of 18 other institutional, no-load funds with similar investment style, expense structure and asset size of the Fund.
In their executive session, the Independent Trustees also reviewed information regarding: (a) the financial results and condition of the Adviser, the Manager and the Distributor and their anticipated profitability from the services to be performed for the Fund and other funds advised by the Adviser (the “Value Line Funds”); (b) the Adviser’s and the Manager’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser and the Manager; and (d) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board discussed with Morningstar the description of the methodology used by Morningstar to determine the Fund’s Peer Group and Category and the results of the statistical information prepared by Morningstar. The Board observed that there is a range of investment options available to prospective shareholders of the Fund, and that the Fund’s shareholders will make the decision to invest in the Fund.
The following summarizes matters considered by the Board in connection with its approval of the Agreements. However, the Board did not identify any single factor as all-important or controlling, each Trustee may have weighed certain factors differently, and the summary does not detail all the matters that were considered.

Investment Performance.   No performance or other historical information for the Fund was available from the Adviser or the Manager, since the Fund had not yet commenced operations and there were no existing Value Line Funds, or other funds or accounts managed by the Adviser or the Manager, with the same investment style as the Fund. However, there was historical performance information available for the predecessor mutual fund to the Fund that was advised and managed exclusively by the Adviser for periods beginning on January 1, 2011 (the predecessor mutual fund’s inception date), and the Board considered that information with appropriate weighting in light of the Fund adopting the historical performance record of the predecessor mutual fund.
Personnel and Methods.   The Board reviewed the background of the portfolio manager and other investment personnel at the Adviser that will be responsible for the daily management of the Fund’s portfolio, exercising investment discretion in seeking to achieve the Fund’s investment objective and adhering to the Fund’s investment strategies. The Board also reviewed the personnel and methods of the Adviser that will be employed in managing the Fund’s investments, and the personnel at the Manager that will be performing duties with respect to the Fund. The Independent Trustees engaged in discussions with the Adviser’s and the Manager’s senior management responsible for the overall functioning of their respective operations. The Board viewed favorably: (i) the resources invested by the Adviser and the Manager in analytic tools to support the portfolio management, compliance and shareholder relation functions; (ii) the ability of the Adviser and the Manager to attract skilled personnel through an appropriate incentive structure; and (iii) the qualifications and reputation of the personnel at the Adviser and the Manager that will be responsible for providing commentary in shareholder reports and responding to shareholder inquiries regarding the investment policies, performance and program of the Fund. The Board concluded that the Fund’s management team and the Adviser’s and the Manager’s overall resources were adequate and that the Adviser and the Manager have investment management capabilities and personnel essential to performing their respective duties under the Agreements.
Management Fee and Expenses.   The Board considered the Adviser’s and the Manager’s fees under the Agreements relative to the management fee applicable to the funds in the Peer Group and Category, both before and after applicable fee waivers and expense reimbursements. Before giving effect to fee waivers and expense reimbursements applicable to certain funds in the Peer Group and Category, the Board noted that the Fund’s overall combined advisory fee rate and management fee rate was lower than the median advisory fee rate of the Peer Group and marginally higher than that of the Category. After giving effect to fee waivers and expense reimbursements applicable to certain funds, the Board also noted that the Fund’s overall combined advisory fee rate and management fee rate was lower than the median advisory fee rate of the Peer Group and marginally higher than that of the Category. The Board considered the allocation of the Fund’s overall combined fee as between the Adviser and the Manager (i.e., as an advisory fee and a management fee) in light of the services to be provided by each under its Agreement. The Board concluded that the Fund’s advisory fee rate and management fee rate, both separately and in the aggregate, were satisfactory for the purpose of approving each Agreement for an initial term.
The Board also considered the Fund’s projected total expense ratio relative to its Peer Group and Category medians. The Adviser, the Manager, the Distributor, and the Board agreed to contractually limit the Fund’s total annual operating expenses (other than those attributable to acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.45% and 1.20% of the Fund’s average daily net assets attributable to Investor Class shares and Institutional Class shares, respectively, during the period ending June 30, 2017 pursuant to an Expense Limitation Agreement. Under the Expense Limitation Agreement, fees are waived first by the Adviser and the Manager in proportionate amounts up to the total fee payable to each under the Advisory Agreement and Management Agreement, respectively. Fees are then waived by the Distributor, up to the total amount payable under the Fund’s Rule 12b-1 Plan on behalf of such class and then up to the total amount payable under the Fund’s Sub-Transfer Agency Plan. Any additional reimbursement necessary to limit the Fund’s total operating expenses (subject to the exclusions noted above) to an annualized rate of 1.45% and 1.20% attributable to the Investor Class shares and Institutional Class shares, respectively, is paid by the Manager. The Expense Limitation Agreement provides that the Adviser, the Manager and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that the Fund’s total operating expenses (subject to the exclusions noted above) fall below an annualized rate of 1.45% and 1.20% attributable to the Investor Class shares and Institutional Class shares, respectively. The fee waivers and expense reimbursements under the Expense Limitation Agreement can be terminated or modified before June 30, 2017 only with the approval of the Board. The Board noted that the Fund’s projected expense ratio was lower than that of the Peer Group median and the Category median, after giving effect to fee waivers and expense reimbursements applicable to the Fund and certain funds in the Peer Group and Category. The Board concluded that the average expense ratio was satisfactory for the purpose of approving each Agreement for the initial term.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of other services to be provided by the Adviser, the Manager and the Distributor, and their commitment to maintaining that level of service. The Board considered the resources and effectiveness of the Adviser’s and the Manager’s overall compliance program, as well as the services to be provided by the Distributor. The Board viewed favorably the Manager’s experience in managing registered investment companies and steps taken by the Manager to enhance the portfolio management process of other Value Line Funds, including the investment of the Value Line Funds’ cash balances, the additional resources devoted by the Manager to enhance its and the Value Line Funds’ overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with the Value Line Funds, such as a more robust website. The Board considered the Manager’s proposed methods for assuring compliance with the Fund’s investment objectives and policies, for monitoring and testing best execution of the

Annual Report (unaudited) (continued)

Fund’s transactions, for overseeing the Adviser’s trading in less liquid securities, and for voting proxies on behalf of the Fund. The Board reviewed the services to be provided in supervising the Fund’s third party service providers, primarily by the Manager and, to a lesser extent, by the Adviser and Distributor. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services to be provided by each of the Adviser, the Manager and the Distributor were satisfactory, reliable and beneficial to the Fund’s shareholders.
Profitability.   Because the Fund had not yet commenced operations, the Board was unable to consider historical information about the profitability of the Fund to the Adviser or the Manager. However, the Board considered the anticipated level of profitability by reviewing projections of asset levels and anticipated expenses for the Fund, as well as information about the historic profitability of the other Value Line Funds to the Adviser and the Distributor. The Board noted that any projections are speculative and do not guarantee any level of profits to the Adviser, the Manager or the Distributor. The Adviser, the Manager and the Distributor agreed to provide the Board with profitability information in connection with future proposed continuances of each Agreement. The Board concluded that the projected profitability of the Adviser, the Manager and the Distributor with respect to the Fund was within a range the Board considered reasonable for purposes of approving the initial term of each Agreement.
Other Benefits.   The Board also considered the character and amount of other direct and incidental benefits the Adviser, the Manager and the Distributor could receive from their association with the Fund or the Trust. The Board concluded that potential “fall-out” benefits that the Adviser, the Manager and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.
Economies of Scale.   The Board considered that, given the anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of break points to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and Manager.   The Board was informed by the Adviser and the Manager that neither currently manages any non-mutual fund account that has similar objectives and policies as those of the Fund.
Conclusion.   The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreements and at other meetings held during the preceding year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant, in the exercise of its reasonable business judgment and with the advice of independent counsel, the Board concluded with respect to each Agreement separately that the rate at which the Fund will pay a fee pursuant to such Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded with respect to each Agreement, and the advisory fee rate and management fee rate thereunder (as applicable), is fair and reasonable and voted to approve for the initial term each Agreement as in the best interest of the Fund and its shareholders.

Management of the Funds (unaudited)

The business and affairs of each Fund are managed by the Fund’s officers under the direction of its Board of Directors. The following table sets forth information on the Directors and officers of the Funds, each of which serves in that capacity for every Fund. Each Director serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Director serves until his or her successor is elected and qualified.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Director*
Mitchell E. Appel Age: 45	Director	Since 2010	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.	12	Forethought Variable Insurance Trust (September 2013-present)
Non-Interested Directors
Joyce E. Heinzerling Age: 59	Director	Since 2008	President, Meridian Fund Advisers LLC (consultants) since 2009.	12	None
James E. Hillman Age: 59	Director (Chairman since March 2016)	Since 2015	Chief Financial Officer, Notre Dame School of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, (2006-2011).	12	Miller/Howard High Income Equity Fund (November 2014 to present). Miller/Howard Drill Bit to Burner Tip Fund (December 2015-present)
Michael Kuritzkes Age: 55	Director	Since 2015	Consultant, Coronado Advisors LLC since June 2014; Executive Vice President and General Counsel, Harbinger Group Inc. (public holding company), (2013-2014); Executive Vice President and General Counsel, Digital First Media (2012-2013); Executive Vice President and General Counsel, Philadelphia Media LLC, (2010-2013).	12	None
Francis C. Oakley Age: 84	Director	Since 2000	Professor of History, Williams College, (1961-2002), Professor Emeritus since 2002, President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the America Council of Learned Societies; Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.	12	None

Management of the Funds (unaudited) (continued)

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Paul Craig Roberts Age: 76	Director	Since 1983	Chairman, Institute for Political Economy.	12	None
Nancy-Beth Sheerr Age: 66	Director	Since 1996	Senior Financial Consultant, Veritable, L.P. (investment advisor) until December 2013.	12	None
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Mitchell E. Appel Age: 45	President	Since 2008	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
Michael J. Wagner Age: 66	Chief Compliance Officer	Since 2009	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present).
Emily D. Washington Age: 37	Treasurer and Chief Financial Officer; Secretary	Since 2009	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011.
*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with EULAV Securities LLC (the “Distributor”) and the Manager.

The address for each of the above is 7 Times Square, 21st Floor, New York, NY 10036-6524.

The Value Line Family of Funds
In 1950, Value Line started its first mutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what we are today – a diversified family of no-load mutual funds with a wide range of investment objectives – ranging from small, mid and large capitalization equities to fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.
*
Only available by purchasing certain variable annuity and variable insurance contracts issued by Guardian Insurance and Annuity Company, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2  Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3  Audit Committee Financial Expert

((a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated both James Hillman and Michael Kuritzkes, members of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Experts.  Mr. Hillman and Mr. Kuritzkes are independent directors. Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011. Mr. Kuritzkes currently serves as a consultant at Caronado

Advisors LLC since June 2014 and previously served as Executive Vice President and General Counsel at Harbinger Group, Inc. (2013 – 2014)

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4  Principal Accountant Fees and Services

(a)	Audit Fees for the year ended September 30, 2016 - $9,850

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees the year ended September 30, 2016 - $4,500

(d)	All Other Fees – None

(e) (1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(e) (2)	Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees the year ended September 30, 2016 - None

(h)	Not applicable.

Item 5.  Audit Committee of Listed Registrants

Not Applicable.

Item 6.  Investments

Not Applicable

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10   Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11  Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	December 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	December 9, 2016